UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Newmont Mining Corporation
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On February 25, 2019, Newmont Mining Corporation, a Delaware corporation (“Newmont” or the “Company”), issued a press release announcing the receipt of an acquisition proposal from Barrick Gold Corporation (“Barrick”), a copy of which is included below.

Also on February 25, 2019, Newmont posted on its website, www.newmont.com, a “Newmont Goldcorp Value Proposition” presentation that includes, among other matters, information related to Barrick’s acquisition proposal and the proposed arrangement with Goldcorp Inc. (“Goldcorp”). A copy of the “Newmont Goldcorp Value Proposition” presentation posted by Newmont is included below.

Also on February 25, 2019, Gary Goldberg, Newmont’s Chief Executive Officer, presented at the BMO Metals and Mining Conference.  That presentation included, among other matters, information related to Barrick’s acquisition proposal and the proposed arrangement with Goldcorp.  An excerpt of the BMO Metals and Mining Conference presentation is included below.

Newmont held a related live webcast presentation on Monday, February 25, 2019 at 10:30 a.m. Eastern Time.  A copy of the transcript of the webcast is included below.

The following is the press release:

Newmont Confirms Receipt of Barrick Acquisition Proposal

•                  All stock acquisition proposed with a negative premium based upon current market prices, conditioned on due diligence

•                  Newmont’s pending transaction with Goldcorp offers optimal value with greater certainty and a proven management team and operating model

DENVER, February 25, 2019 — Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) confirmed today that it has received an acquisition proposal from Barrick Gold Corporation (Barrick) proposing an all-stock merger with Newmont, at a negative premium based on market prices as of the close of business on February 22, 2019. The transaction proposal is conditional on Newmont not proceeding with its proposed combination with Goldcorp Inc. (Goldcorp) and other conditions, including confirmatory due diligence by Barrick.

Newmont has a long history of evaluating potential transactions, and undertakes robust analysis and diligence on a continuous basis of acquisition opportunities in the interests of creating long-term shareholder value. Newmont has previously reviewed and rejected potential combinations with each of Barrick and Randgold Resources Ltd., prior to their merger. Newmont’s proposed combination with Goldcorp represents the best opportunity to create optimal value for Newmont’s shareholders and other stakeholders, including for the reasons summarized below:

•                  Superior Returns: Newmont has delivered superior shareholder returns. Since January 1, 2014 (merger discussions between Barrick and Newmont ended in April 2014), Newmont has achieved 65 percent total shareholder returns compared to the negative 22 percent total shareholder return delivered by Barrick, while gold prices improved 15 percent during that period.

•                  Proven Track Record of Successful Execution: Newmont’s management team has a consistent, long standing track record of delivering superior execution (including productivity improvements and cost reduction measures) through a proven, scalable operating model and deep bench strength supporting thoughtful and structured succession planning. In addition to compelling economic returns, Newmont has maintained industry leadership in environmental, social and governance performance, and generally avoided material operational, governmental and investment pitfalls.

•                  Newmont Goldcorp Offers Compelling and Superior Benefits: The Newmont Goldcorp combination provides the greatest potential for additional value creation through asset optimization, project sequencing, and application of Newmont’s operating model. The combination will be immediately and highly value-accretive to Newmont’s net asset value and cash flow per share; generate an estimated $75 per ounce in Full Potential cost and efficiency improvements, representing anticipated benefits of approximately $165 million per year, and along with $100 million in pre-tax synergies, generate $265 million in combined expected annual pre-tax synergies and Full Potential benefits representing potential value creation of more than $2.5 billion. (1), (2) and (3)

•                  Barrick’s Proposed Combination Ignores Risks and Overstates Rewards: Newmont has analyzed a potential combination with Barrick, whose asset portfolio has changed significantly since 2014, including as a result of the merger with Randgold seven weeks ago and its ongoing integration process. Newmont has previously determined that Barrick’s risk and return profile is inferior on many fronts, including factoring Barrick’s comparatively ineffective operating model, poor track record on delivering shareholder returns and unfavorable jurisdictional risk.

•                  Newmont Can Capture Nevada Synergies More Efficiently: Any of the Nevada synergies could be more efficiently realized through a Nevada joint venture between the companies without exposing Newmont’s shareholders to Barrick’s riskier portfolio, integration risks and transaction costs. Newmont has consistently communicated to Barrick its willingness to explore value-generating opportunities for the companies’ Nevada assets.

•                  Newmont Goldcorp Offers Strongest Opportunity: Compared to the demonstrated and compelling value creation benefits of the Newmont Goldcorp transaction, the synergy estimates referenced in the Barrick proposal are unsubstantiated and do not account for cost reduction initiatives Newmont has already implemented at various operations, including in Nevada, and would rely on a high-risk operating model to be realized.

•                  Dividends: The Newmont Goldcorp combined entity will sustainably continue Newmont’s industry-leading dividend.

A fuller summary of the above analysis can be found in the investor presentation.

Newmont’s Board of Directors intends to fully evaluate the Barrick proposal and respond in due course, including providing advice to its shareholders. No shareholder action is necessary in response to Barrick’s proposal.

About Newmont

Newmont is a leading gold and copper producer. The Company’s operations are primarily in the United States, Australia, Ghana, Peru and Suriname. Newmont is the only gold producer listed in the S&P 500 Index and was named the mining industry leader by the Dow Jones Sustainability World Index in 2015, 2016, 2017 and 2018. The Company is an industry leader in value creation, supported by its leading technical, environmental, social and safety performance. Newmont was founded in 1921 and has been publicly traded since 1925.

###

Cautionary Statement Regarding Forward-Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this release may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies, value creation and synergies; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average Internal Rate of Return, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to shareholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; and (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; and (xiv) estimates of future closure costs and liabilities. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including without limitation receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to Newmont and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont common stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this release or made by Goldcorp outside of this release. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this release or made by Newmont outside of this release. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional information about the proposed transaction and where to find it

This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This release is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement relating to a special meeting of its stockholders with the SEC. Additionally, the Company will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement will be mailed to the Company’s stockholders. Stockholders of the Company will be able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp will be available free of charge at the SEC’s website at www.sec.gov.

Participants in the proposed transaction solicitation

The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the proxy statement filed with the SEC relating to the transaction when it becomes available. Additional information concerning Goldcorp’s executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

Media Contact
Omar Jabara	303.837.5114	omar.jabara@newmont.com

Investor Contact
Jessica Largent	303.837.5484	jessica.largent@newmont.com

(1)         Caution Regarding Projections: Projections used in this release are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, potential value creation, synergies, expected future production, internal rate of return, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate.

(2)         Full Potential cost savings or improvements as used in this release are considered operating measures provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential savings/improvements estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected Full Potential cost savings or improvements are projections are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual results to differ from current expectations.

(3)         Value creation potential as used in this release is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. Value creation potential represents management’s estimate of cost savings and improvements as the result of the Full Potential program and synergies as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 7%. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected value creation potential is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation.

The following is the “Newmont Goldcorp Value Proposition” presentation:

Newmont Goldcorp Value Proposition February 2019

Cautionary statement Cautionary statement regarding forward looking statements: This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, unc ertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this presentation may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average IRR, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to shareholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; and (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; and (xiv) estimates of future closure costs and liabilities. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont Common Stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management tim e on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this presentation or made by Goldcorp outside of this presentation. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this presentation or made by Newmont outside of this presentation. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 2

Additional information Additional information about the proposed transaction and where to find it This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, the Company will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement will be mailed to the Company’s stockholders. Stockholders of the Company will be able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp will be available free of charge at the SEC’s website at www.sec.gov. Participants in the proposed transaction solicitation The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the proxy statement filed with the SEC relating to the transaction when it becomes available. Additional information concerning Goldcorp’ executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 3

Newmont has outperformed Barrick by ~90% since 2014 TSR1 Since January 1, 2014 (%) 220.0 April 21, 2014 Sept 24, 2018 Jan 14, 2019 mont and Goldcorp unce combination 200.0 180.0 Newmont: +65% 160.0 140.0 120.0 Gold Miners ETF2: +13% Gold Price: +11% 100.0 80.0 Barrick: (22%) 60.0 40.0 20.0 31-Dec-13 31-Dec-14 31-Dec-15 31-Dec-16 31-Dec-17 31-Dec-18 Source: Note: FactSet. Market data as of February 22, 2019 Newmont and Barrick values based on NYSE listings. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 4 Termination ofBarrick and RandgoldNew Newmont-Barrickannounce combinationanno Discussions

Newmont previously reviewed and rejected combination with Barrick 1.000x 0.900x 0.800x 0.700x 0.600x 0.500x 0.400x 0.300x 0.200x 20143 2014 2015 2016 2017 2018 01-Jan-2014 to 31-Dec-2018 Barrick / Newmont Trendline Source: Bloomberg Market Data February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 5 Exchange Ratio Favors Newmont Exchange Ratio as of 22-Feb-2019: 0.3575 x Newmont has significantly outperformed over the last 5 years •Newmont previously evaluated and rejected an acquisition of Barrick including at the most favorable exchange ratio to Newmont •Newmont has also considered and rejected an acquisition of Randgold in the past

Disciplined approach to M&A led to Goldcorp transaction Pro Forma Reserves: Newmont + Goldcorp3 • Highly disciplined approach to evaluating M&A High-quality, sustainable and profitable assets Low jurisdictional risk Value opportunities from synergies and Full Potential W. Africa 10% A alia North America 44% Highly accretive to Newmont shareholders Strong relationships with governments, communities Latin America 29% Commitment to safety and environmental stewardship • Newmont Goldcorp represents best opportunity to create the world’s leading gold company Strongest portfolio of operating gold mines, projects, and Reserves in favorable jurisdictions Proven and scalable operating model Targeting sustainable production of 6 to 7 million ounces of gold annually4 Industry-leading dividend and investment-grade balance sheet Maintain industry leadership in environmental, social, and governance performance Source: Newmont’s 2018 R&R Statement, Goldcorp’s June 30, 2018 R&R Statement, Barrick and Randgold’s 2018 R&R Statements. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 6

Newmont Goldcorp delivers compelling value

Comparison at time of announcement

		Barrick - Randgold	Newmont - Goldcorp
Broker NAVPS Accretion	(%)	(3%)	10%
Broker 2020E CFPS Accretion	(%)	(12%)	25%
Annual Pre-tax Synergies & Full Potential Improvements	($ mm)	$200	$265
Acquisition Price Per oz Reserves	($ / oz Au)	$432	$237
Acquisition Price Per oz Resources	($ / oz Au)	$238	$118
Gold Reserves Acquired	(%)	 Côte d'Ivoire 7% Senegal 16% DRC 29% Mali 48%	 South America 50% North America 50%

20% with $265 mm annual pre-tax synergies and Full Potential improvements

32% with $265 mm annual pre-tax synergies and Full Potential improvements

Source: Company filings, FactSet, street research
Note: Newmont-Goldcorp accretion is based on the median net asset value per share and cash flow per share estimates available in broker reports prior to announcement of the Newmont Goldcorp transaction, factoring transaction costs but not factoring any potential synergies.
Note: Barrick-Randgold accretion is based on the median net asset value per share and cash flow per share estimates available in broker reports prior to announcement of the Barrick-Randgold transaction, factoring transaction costs but not factoring any potential synergies.
Note: Goldcorp reserves and resources as of June 30, 2018, Randgold reserves and resources as of December 31, 2018.

February 2019
Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 7

Full Potential5 leverages Newmont’s global operating model • • • Proven operating model with clear accountabilities and site ownership of target setting and delivery Consistent performance benchmarking and sharing of successes enables rapid replication Newmont Full Potential has delivered more than $2 billion in value creation • Has led to sustainable improvements -Mining, processing, asset management and supply chain Proven ability to generate value of $75 to $90 per GEO6 • Attributable gold production (koz) All-in Sustaining Costs (US$ / oz)7 $1,163 $1,021 496 459 436 419 2013 2014 2015 2016 2017 2018 February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 8 $763 $722 323345 $722 $786 Full Potential Example: Tanami •>30% increase in ore mined and mill throughput •>40% increase in Reserves and Resources of value creation potential8 Newmont Goldcorp provides >$2.5B $265 mm $165 mm • $100 mm synergies available through G&A savings • Additional $165 mm available through Full Potential improvements $100 mm • At a 5% discount rate, value creation potential8 increases to >$3.3 billion Note: Based on incremental Full Potential benefits for Goldcorp assets (fully realized benefits range of $75-$90 per GEO). February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 9 $265 million in total annual cost and efficiency improvements identified to date G&A Synergies Full Potential Improvements Total Annual Synergies

Synergies can be achieved efficiently through a Nevada JV Synergies can be efficiently achieved through a Nevada joint venture with Barrick • • • • • No transaction costs No exposure to Barrick’s higher risk portfolio No Barrick integration risk Retain benefits of strategic combination with Goldcorp Newmont has 50 years of operating experience in Nevada Centralized Warehouse and Dunphy Facility 3% Haulage 4% Goldstrike Roaster Fuel 7% Headcount 9% Milling Grade 32% Newmont Goldcorp is open to negotiating a Joint Venture Agreement with Barrick in Nevada • Shared economic ownership Equal management committee representation General manager appointed by parties Valuation to be mutually agreed Both parties to share in synergy realization Supply Chain 17% • • Milling Recovery 28% Source: Newmont Management February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 10 $850 million in Full Potential benefits delivered in Nevada since 2014 2014 Nevada Synergies Estimate: $275 million

Ongoing collaboration at joint ventures generating value • Newmont and Barrick teams at Turquoise Ridge and KCGM share best practices to optimize performance • Renegotiated Toll Milling Agreement in 2018 improved results for both partners at TRJV • Current initiatives underway Newmont has provided full-time dedicated resource to support construction of TRJV 3rd shaft Joint metallurgical test work underway to improve blending at Twin Creeks autoclave Nevada Sharing of best practices to reduce over-break and optimize road header designs Newmont Assets Barrick Assets Joint community engagement and support Agreement to provide reciprocal mine site emergency response support February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 11

Barrick shares carry significant risk • Company is only weeks into integrating Randgold transaction -Recent 2019 guidance disappointed compared to analyst expectations • DRC, Mali, Zambia, Tanzania, Saudi Arabia and PNG are all high risk jurisdictions • Pascua Lama requires substantial care and maintenance costs -History of significant environmental and legal concerns • Barrick unable to reach a definitive agreement regarding Acacia with the Tanzanian government • Copper business is high cost -2 of 3 assets are high cost assets • • Porgera has a history of community and legal issues and requires an extension of its mining lease Lagunas Norte sale process was commenced last year yet no sale has been announced • Veladero and Hemlo remain high cost assets • Challenging ESG performance Source: Company filings, Wood Mackenzie February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 12

Newmont has delivered while Barrick has not End 700 708 750 810 850 892 691 700 750 780 794 820 1.18 1.35 0.35 Source: Company filings and Bloomberg Market Data. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 13 Newmont has controlled costs, sustained production, and consistently delivered on guidance Company GuidanceConsensus Estimate12Actual Production (Moz)9 2018MetMet – 4.95.15.44.55.0Low 2017MetMiss 4.95.35.45.35.65.9 AISC ($/oz)10 2018BeatMet 9099651,025765806815 2017BeatMet 924 9401,000720750770 Cost Applicable to Sales ($/oz)11 2018MetMiss 2017BeatMet Earnings Per Share ($)12 2018BeatMet 2017BeatBeat 1.45 1.460.73 0.75

Newmont Goldcorp strategic combination Creating the world’s leading gold company: • • Strongest portfolio of operating gold mines, projects, and Reserves in favorable jurisdictions Proven and scalable operating model • Targeting sustainable production of 6 to 7 million ounces of gold annually4 Industry-leading dividend and investment-grade balance sheet • • Transaction expected to close in second quarter 2019 Value proposition: • Expect $100M in annual pre-tax synergies primarily through G&A and supply chain savings Full Potential delivery of ~$75/oz; represents expected annual benefit of $165M once ramped up5 Total value creation potential of >$2.5 billion8 and immediately accretive Further upside from project optimization, sequencing, exploration, and divestments • • • • Stable free cash flow from steady production and improving costs over a decades long horizon February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 14

Endnotes

1. Total shareholder return including dividends and share repurchases. Assumes proceeds from dividends are reinvested upon payment.
2. VanEck Vectors Gold Miners Exchange-Traded Fund.
3. North America category includes USA, Canada and Mexico. Latin America category includes Argentina, Chile, Dominican Republic, Peru and Suriname.
4. Caution Regarding Projections: Projections used in this presentation are considered forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected future production, internal rate of return, asset sales and synergies are preliminary in nature. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate. See slide 2 for additional information.
5. Full Potential cost savings or improvements as used in this presentation are considered operating measures provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential savings/improvements estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected Full Potential cost savings or improvements are projections are "forward-looking statements" subject to risks, uncertainties and other factors which could cause actual results to differ from current expectations.
6. GEO is gold equivalent ounce: Determined by converting copper or other metal production into a gold equivalent.
7. AISC is a non-GAAP financial measure. AISC as used by Newmont is defined as the sum of cost applicable to sales (including all direct and indirect costs related to current gold production incurred to execute on the current mine plan), remediation costs (including operating accretion and amortization of asset retirement costs),G&A, exploration expense, advanced projects and R&D, treatment and refining costs, other expense, net of one-time adjustments and sustaining capital. For a reconciliation of Newmont's AISC to the nearest GAAP metric (CAS), see slides 63-68.
8. Value creation potential as used in this presentation is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. Value creation potential represents management's estimate of cost savings and improvements as the result of the Full Potential program and synergies as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 7%. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected value creation potential is a "forward-looking statement" subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation.
9. Attributable gold production only.
10. All-in-sustaining costs of gold.
11. Cost applicable to sales of gold.
12. Based on consensus estimates only for EPS. Barrick 2018 Consensus EPS of $0.354 vs actual EPS of $0.350.

February 2019

Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 15

The following is an excerpt of the BMO Metals and Mining Conference presentation:

Gary Goldberg, CEO BMO Metals and Mining Conference February 2019

Cautionary statement Cautionary statement regarding forward looking statements: This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this presentation may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average IRR, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to shareholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; and (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; and (xiv) estimates of future closure costs and liabilities. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont Common Stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this presentation or made by Goldcorp outside of this presentation. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this presentation or made by Newmont outside of this presentation. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 2

Additional information Additional information about the proposed transaction and where to find it This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, the Company will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement will be mailed to the Company’s stockholders. Stockholders of the Company will be able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp will be available free of charge at the SEC’s website at www.sec.gov. Participants in the proposed transaction solicitation The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the proxy statement filed with the SEC relating to the transaction when it becomes available. Additional information concerning Goldcorp’ executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 3

Newmont has outperformed Barrick by ~90% since 2014 TSR* Since January 1, 2014 (%) 220.0 April 21, 2014 Sept 24, 2018 Jan 14, 2019 ont and Goldcorp unce combination 200.0 180.0 Newmont: +65% 160.0 140.0 120.0 Gold Miners ETF**: +13% Gold Price: +11% 100.0 80.0 Barrick: (22%) 60.0 40.0 20.0 31-Dec-13 31-Dec-14 31-Dec-15 31-Dec-16 31-Dec-17 31-Dec-18 Source: FactSet. Market data as of February 22, 2019 Note: Newmont and Barrick values based on NYSE listings * Total shareholder return including dividends and share repurchases. Assumes proceeds from dividends are reinvested upon payment. ** VanEck Vectors Gold Miners Exchange-Traded Fund. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 4 Termination of Barrick and Randgold Newm Newmont-Barrick announce combination anno Discussions

Newmont previously reviewed and rejected combination with Barrick 1.000x 0.900x 0.800x 0.700x 0.600x 0.500x 0.400x 0.300x 0.200x 20134 2014 2015 2016 2017 2018 01-Jan-2014 to 31-Dec-2018 Barrick / Newmont Trendline Source: Bloomberg Market Data February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 5 Exchange Ratio Favors Newmont Exchange Ratio as of 22-Feb-2019: 0.3575 x Newmont has significantly outperformed over the last 5 years • Newmont previously evaluated and rejected an acquisition of Barrick including at the most favorable exchange ratio to Newmont • Newmont has also considered and rejected an acquisition of Randgold in the past

Synergies can be achieved efficiently through a Nevada JV •Demonstrated mine site collaboration at both TRJV and KCGM Newmont Goldcorp is open to negotiating a Joint Venture Agreement with Barrick in Nevada Nevada Joint Venture • Shared economic ownership - Equal management committee representation - General manager appointed by parties Valuation to be mutually agreed • • Both parties to share in synergy realization Newmont Assets Barrick Assets February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 6

Newmont Goldcorp strategic combination Creating the world’s leading gold company: • • Strongest portfolio of operating gold mines, projects, and Reserves in favorable jurisdictions Proven and scalable operating model • Targeting sustainable production of 6 to 7 million ounces of gold annually1 Industry-leading dividend and investment-grade balance sheet • • Transaction expected to close in second quarter 2019 Value proposition: • Expect $100M in annual pre-tax synergies primarily through G&A and supply chain savings Full Potential has delivered~$75/oz; represents expected annual benefit of $165M once ramped up2 Total value creation potential of >$2.5 billion3 and immediately accretive Further upside from project optimization, sequencing, exploration, and divestments • • • • Stable free cash flow from steady production and improving costs over a decades long horizon February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 7

Proven strategy for long-term value creation

2013
- Akyem on line
- Phoenix copper leach on line

2014
- Midas sold
- Jundee sold
- Penmont sold
- Merian funded
- Debt reduced

2015
- Waihi sold
- Long Canyon funded
- CC&V acquired
- Debt reduced
- DJSI sector leader

2016
- PTNNT sold
- Merian on line
- Long Canyon on line
- Debt reduced
- DJSI sector leader

2017
- TEP on line
- Ahafo Exp funded
- Outlook improved
- Reserves replaced
- Dividend raised
- DJSI sector leader

2018
- Twin UG on line
- NW Exodus on line
- Galore Creek acquired
- Subika UG on line
- Stable dividend, share repurchases
- DJSI sector leader



February 2019

Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 8

Superior operational execution All-in sustaining costs4 down 18% Total injury rates* down 56% 0.40 2012 2013 2014 2015 2016 2017 2018 2012 2013 2014 2015 2016 2017 2018 *Total recordable injury frequency rates per 200,000 hours worked Gold Quarry February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 9 $909

Newmont Goldcorp portfolio* in favorable jurisdictions



% of combined Reserves5:
~90% in Americas and Australia
USA 21%
Australia 17%
Canada 15%
Ghana 10%
Mexico 8%
Latin America 27%
Carlin
CC&V
Long Canyon
Phoenix
Twin Creeks
Éléonore †
Musselwhite †
Porcupine †
Red Lake †
Cerro Negro †
Merian
Peñasquito †
Yanacocha
Pueblo Viejo †
Ahafo
Akyem
Boddington
KCGM
Tanami
Cornerstone assets
Optimization potential

** Subject to closing of Newmont Goldcorp transaction; see Endnote 1*
† Goldcorp assets

Cornerstone assets expected to generate ~75% of portfolio production

February 2019
Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 10

Delivered >$2B in Full Potential2 benefits since 2013 Superior operational execution through sustainable productivity improvements and cost efficiencies • Core principles – focused on value and viability, grounded in technical fundamentals • Proven operating model – clear accountability, with site ownership of target setting and delivery • Global consistency – benchmarking performance, sharing successes, enabling rapid replication • Applying lessons learned – informing our approach to advance strategic digital and technology initiatives $1,223 $1,163 800 794 787 709 $1,021 496 459 436 419 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 All-in Sustaining Costs4 Attributable gold production (Koz) February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 11 $763 $722 323345 $722 $786 704696 $801 $775 $838 $973 $891 Spotlight: Tanami •>30% increase in ore mined and mill throughput •>40% increase in Reserves and Resources Spotlight: Boddington •>20% increase in mill throughout •>10% increase in Reserves and Resources

Investing in profitable projects across the cycle AISC/oz & Koz/year represent first 5-year project averages except for Quecher Main (see *** below) * Represents processing life for Twin Underground ** Average annual improvement to Ahafo compared to 2016 *** Production represents Yanacocha (100%) from 2020 – 2025; AISC represents incremental unit costs from 2020 – 2025 **** Capital includes $225 – $275M for leases paid over a 10 year term beginning in 2019 † Non-GAAP measure; definition and CAS estimates can be found in endnote 4 Peru February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 12 Project Mine life (yrs) Cost† (AISC/oz) Production (Koz/yr) Capital ($M) IRR (%) Merian (75%) 15 $650 – $750 300 – 375 ~$525 >25% Long Canyon Phase 1 8 $500 – $600 100 – 150 ~$225 >25% Tanami expansion +3 $700 – $750 ~ 80 ~$120 >35% Twin Underground 13* $650 – $750 30 – 40 ~$40 ~20% Northwest Exodus +10 ~$25 lower 50 – 75 ~$70 >40% Subika Underground 11 reduced by $250 – $350** 150 – 200 ~$185 >20% Ahafo Mill Expansion – 75 – 100 $140 – $180 >20% Quecher Main*** 8 $900 – $1,000 ~200 $250 – $300 >10% Tanami Power**** Lowers risk and reduces site power cost by ~20% $225 – $275 >50%

Combined pipeline* highlights depth and flexibility

- Newmont Projects
- Goldcorp Projects

Conceptual/ Scoping
- CC&V Underground
- Musselwhite Expansion
- Pete Bajo Expansion
- Saddle Underground
- Cerro Negro Expansion
- Nueva Unión JV Blockcave
- Sabajo
- Subika UG Growth
- Golden Mile Growth

Prefeasibility
- Century
- Galore Creek JV
- Chaquicocha Oxides
- Norte Abierto JV
- Pueblo Viejo Expansion
- Akyem Underground
- Apensu Underground

Feasibility
- Long Canyon Ph 2
- Nueva Unión JV

Definitive Feasibility
- Coffee
- Yanacocha Sulfides
- Ahafo North
- Awonsu
- Tanami Expansion 2

Execution
- Borden
- Cochenour
- Musselwhite Materials Handling
- Quecher Main
- Ahafo Mill Expansion
- Tanami Power

Targeting IRR of > 15%[6]

Average annual development capital of ~$800M**

** Subject to closing of Newmont Goldcorp transaction; see Endnote 1*
*** Attributable development capital represents the average annual estimate from 2019-2023 indicative of spend profile following project resequencing; see Endnote 1*

February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 13

Exploration strength through combined* investments Goldcorp Strategic Equity Investments (19) Newmont Strategic Equity Investments (10) Newmont Exploration Joint Ventures (11) Astro | Evrim Resources Triumph Gold Independence Gold Lucky Strike Resources Colorado Resources Arcus Development TMAC Auryn Resources Independence Gold West Red Lake Azimut Exploration Quebec Precious Sirios Resources Probe Pure Gold Aurion Resources Mawson Resources Contact Gold Gold Standard Ventures Allegiant Gold Bouse Japan Gold Orla Mining Valenciana Evrim Resources Evrim Resources Continental Gold Lyra Anza | Orosur Christmas Creek Novo Resources Yarri East Junee Solitario Auryn Resources Andex Minerals Esperance Ezana * Subject to closing of Newmont Goldcorp transaction; see Endnote 1 February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 14

Complementary strengths to deliver long-term value global processes and fit-for-financial discipline February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 15 Values based culture of continuous improvement Performance supported by purpose technology Strong balance sheet and Experienced operational leadership with deep and diverse bench strength Innovation and responsibility across the mining cycle Assets with exploration and optimization potential Portfolio of world-class opportunities Strong stakeholder commitment in mining friendly jurisdictions Create value and improve lives through sustainable and responsible mining Deliver superior operational excellence Sustain a global portfolio of long-life assets Lead the gold sector in profitability and responsibility

Appendix A: Goldcorp assets

Due diligence focus on asset strength and optionality In-person asset and functional diligence Technical and business due diligence; multiple site visits with senior leaders Operating mines with near-mine exploration upside and revenue stream diversification Assets located in high-ranking gold districts Operations achieve stable recoveries in low to mid 90 percent range All sites are cyanide code-certified Reviews demonstrate further opportunities: Applying Newmont technical fundamentals Improving stope performance in underground operations through reducing dilution Enhancing resource modeling to create greater production predictability Applying Full Potential program and fit-for-purpose digital initiatives Providing sulfide concentrate in Nevada for use as heat source Expanding near-mine exploration potential in districts with historically low exploration spend Leveraging Newmont’s proprietary exploration tools to see through alluvial cover February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 18

Cornerstone Goldcorp assets Peñasquito Cerro Negro Musselwhite Pueblo Viejo February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 19 •Joint venture with Barrick (40 percent equity ownership) •One of the largest gold mines •Expansive resource with reserve conversion potential •Opportunity for mine optimization leveraging Newmont tools •High-margin underground operation in favorable jurisdiction •Mineralization open at depth for 1.2km down plunge from existing reserves •750 square kilometer land position in prospective Greenstone belt •Opportunity to refresh technical fundamentals, utilize Newmont exploration tools •High-grade and margin operation with efficient processing facility •Extensive land package with near-mine and brownfields exploration targets •Favorable jurisdiction with social support •Opportunity to utilize Newmont exploration tools to extend mine life •Large gold-silver deposit with substantial zinc credits •Dynamic mineral system with extensive low-grade and localized high-grade gold •Strong pipeline of early-stage brownfield exploration targets, including JV’s •Full Potential expected to deliver cost and productivity efficiencies

Optimization potential to unlock longer-term value Éléonore Porcupine Red Lake February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 20 •World-class, mature gold district; higher cost operation due to lower grades •Good ground control programs, rock mass, infrastructure and site access •Technical fundamentals refresh could improve grade reconciliation with closer drill spacing and continuous incorporation of data into modeling process •Mature underground operation with more than 31 million ounces produced •Good infrastructure and skilled labor force •Hoyle Pond underground mineralization remains open at depth •Borden electric equipment brings opportunity for technological learnings •Goldcorp’s newest Canadian mine with significant exploration potential •Leading tailings storage facility management •Metallurgical test work suggests ability to improve recoveries •Multiple exploration targets within footprint; opportunity to leverage DSG

Goldcorp projects provide long-term optionality Nueva Union Coffee Norte Abierto February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference I Slide 21 •World-class gold-copper project in South America; long-life with large resource •Two large deposits combined to improve economics, reduce footprint •Target-rich land tenement on the Maricunga Belt in favorable jurisdiction •Optimization opportunities include automation and caving •Multiple pits provide operational flexibility •Conventional crushed ore heap leach, with low cyanide and lime consumption •Ore leaches rapidly with high gold recovery •Potential development and operational synergies with Galore Creek •Opportunity to develop two Cu porphyry deposits; experienced partner in Teck •Long-life in favorable jurisdiction; brownfields potential at Relincho, La Fortuna •La Fortuna open at depth with potential grade extensions •Opportunity to optimize mine plan leveraging Newmont’s technical expertise

Endnotes Investors are encouraged to read the information contained in this presentation in conjunction with the following notes, the Cautionary Statement on slide 3 and the factors described under the “Risk Factors” section of the Company’s Form 10-K, filed with the SEC on February 21, 2019 and disclosure in the Company’s other recent SEC filings. 1. Statements relating to Newmont’s proposed acquisition of Goldcorp and related expectations or estimates of future results are considered “forward-looking statements.” The transaction remains subject to receipt of required shareholder and regulatory approvals and satisfaction of other customary closing conditions. No assurances can be provided that the transaction will close. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected future production, accretion, free cash flow, development capital, internal rate of return, future recoveries, synergies, full potential results, upside, asset sales and total value creation following closing are preliminary in nature and subject to change. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate. See slide 3 for additional information. Full Potential cost savings or improvements as used in this presentation are considered operating measures provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential savings/improvements estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected Full Potential cost savings or improvements are projections are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual results to differ from current expectations. Value creation potential as used in this presentation is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. Value creation potential represents management’s estimate of cost savings and improvements as the result of the Full Potential program and synergies as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 7%. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected value creation potential is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation. AISC is a non-GAAP financial measure. AISC as used by Newmont is defined as the sum of cost applicable to sales (including all direct and indirect costs related to current gold production incurred to execute on the current mine plan), remediation costs (including operating accretion and amortization of asset retirement costs),G&A, exploration expense, advanced projects and R&D, treatment and refining costs, other expense, net of one-time adjustments and sustaining capital. For a reconciliation of Newmont’s AISC to the nearest GAAP metric (CAS), see slides 63-68. U.S. investors are reminded that reserves were prepared in compliance with Industry Guide 7 published by the SEC. Whereas, the term resource, measured resource, indicated resources and inferred resources are not SEC recognized terms. Newmont has determined that such resources would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration and defined as Mineral Resource. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the inferred resource exists, or is economically or legally mineable. Inventory and upside potential have a greater amount of uncertainty. Investors are cautioned that drill results illustrated in certain graphics in this presentation are not necessarily indicative of future results or future production. Even if significant mineralization is discovered and converted to reserves, during the time necessary to ultimately move such mineralization to production the economic and legal feasibility of production may change. As such, investors are cautioned against relying upon those estimates. For more information regarding the Company’s reserves, see the Company’s Annual Report filed with the SEC on February 21, 2019 for the Proven and Probable reserve tables prepared in compliance with the SEC’s Industry Guide 7, which is available at www.sec.gov or on the Company’s website. Investors are further reminded that the reserve and resource estimates used in this presentation are estimates as of December 31, 2018. In connection combined post-closing Newmont Goldcorp reserve percentages referenced on slide 7, reserves percentages represent gold reserves only. Newmont’s reserves were prepared in compliance with Industry Guide 7 published by the United States SEC. The Goldcorp reserve figures are sourced from Goldcorp’s public information. Goldcorp’s reserves were prepared in accordance with the Canadian National Instrument 43-101 (“NI 43-101”) pursuant to the requirements of the Canadian securities laws, which differ from the requirements of United States securities laws. The definitions used in NI 43-101 are incorporated by reference from the CIM Definition Standards adopted by CIM Council on May 10, 2014 (the "CIM Definition Standards"). U.S. reporting requirements are governed by the SEC Industry Guide 7, as followed by Newmont. These reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms "Mineral Reserve", "Proven Mineral Reserve" and "Probable Mineral Reserve" are Canadian mining terms as defined in NI 43-101, and these definitions differ from the definitions in Industry Guide 7. Under Industry Guide 7 standards, a "final" or "bankable" feasibility study is typically required to report reserves or cash flow analysis to designate reserves. Further, under Industry Guide 7, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Newmont has not been involved in the preparation of Goldcorp’s reserve or resource estimates. Accordingly, Newmont assumes no responsibility for such estimates. As such, Goldcorp reserve estimates will remain subject to review and adjustment following closing in accordance with Newmont and SEC standards. No assurances can be made that all Goldcorp reserves will be recognized as Newmont reserves. . 2. 3. 4. 5. February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 78

Endnotes 6. Internal rates of return (IRR) targets on projects, before taxes and royalties, are calculated using an assumed $1,200 gold price. IRR targets are “forward-looking statements.” February 2019 Newmont Mining Corporation I BMO Metals & Mining Conference | Slide 79

The following is the transcript of the live webcast presentation:

Client Id: 77 THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT NEM - Newmont Mining Corp at BMO Capital Markets Global Metal and Mining Conference EVENT DATE/TIME: FEBRUARY 25, 2019 / 3:30PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 FEBRUARY 25, 2019 / 3:30PM, NEM - Newmont Mining Corp at BMO Capital Markets Global Metal and Mining Conference CORPORATE PARTICIPANTS Gary J. Goldberg Newmont Mining Corporation - CEO & Director CONFERENCE CALL PARTICIPANTS Andrew Kaip BMO Capital Markets Equity Research - MD of Mining ,Equity Research & Precious Metals Mining Analyst PRESENTATION Andrew Kaip - BMO Capital Markets Equity Research - MD of Mining ,Equity Research & Precious Metals Mining Analyst All right. Well, we're going to switch gears now and moving into the precious metals mining space. The first company to present is Newmont Mining. And it gives me a great pleasure to introduce Gary Goldberg, who is the CEO of Newmont Mining to give an update on the company's activities. So Gary, please, take it away. Gary J. Goldberg - Newmont Mining Corporation - CEO & Director Thank you, Andrew, and good morning, everyone. Thanks for all coming. It's great to see this interest in the precious metal space. Before I set out, I'll point out our cautionary statement on Slide 2 and refer you to more information on the transaction, our Goldcorp transaction on Slide 3. I'd like to start out by sharing with you this slide, which highlights our clearly differentiated performance. As you all know, we're well aware of Barrick's unsolicited, negative premium proposal. Let me be clear, we remain confident in our ability to deliver superior value for our shareholders. Our team has proven track record of successfully managing and operating a global mining portfolio, delivering total shareholder returns of 65% since January of 2014 compared with Randgold's anemic 9% and Barrick's shocking negative 22% over that same period. The current Barrick management team has only been together for 8 weeks and has never collectively managed to the global portfolio of our scale, complexity or quality. We have delivered, they simply, have not. We have the global mining and management experience, they simply, do not. By stark contrast, we have a highly experienced, skilled and aligned team of over 22,000 employees and contractors who remain focused on our proven and systemic --systematic approach to operating a global mining business safely and profitably. Now let me turn to my next slide. As this graph clearly illustrates, our team has delivered vastly superior performance over Barrick during the last 5 years. During this period, we have evaluated acquisitions of both Barrick and Randgold, neither met our risk or return requirements. Both the Barrick and the Randgold portfolios present unacceptable risk and in unfavorable jurisdictions. However, we agree with Barrick's position that jointly operating our collective assets in Nevada represents a compelling value opportunity for all of our shareholders, but there is no reason to bear the risk from Barrick's other assets. We're hopeful that Mark and his team would take a practicable and constructive approach to unlocking value in Nevada doing that with us. Instead, they appear to be pursuing the same hostile and value destructive tactics that their Executive Chairman has pursued since arriving at Barrick. We have a much more effective and efficient proposal. We have been, and remain, prepared to immediately begin constructive discussions with Barrick's team in Nevada to create a world-class joint venture there. Unfortunately, Mark's claim this morning that he has shared all of this with Newmont to no avail is simply not true. Clearly, our hope that Mark and his team would bring a fresh and professional approach to managing Barrick's business has proven disappointing within just 8 weeks of his arrival. Barrick's behavior this morning unfortunately, provides yet another clear example of why they're unqualified to responsibly manage Newmont's global portfolio of world-class assets. By contrast, our approach represents a clear and effective path to unlock the full potential of our collective assets in Nevada, without exposing our shareholders to the unacceptable risks associated with the rest of --booked Barrick's portfolio and team. Now let's turn our focus to Newmont's proven track record and our systematic approach to value creation. We announced our agreement to combine with Goldcorp in January, following extensive due diligence in our intension to create the world's leading gold business. Newmont-Goldcorp will operator a world-class portfolio of assets in 4 continents, leveraging our proven and scalable operating model. We'll target sustainable and profitable gold production of --between 6 million and 7 million ounces per year and expect to enhance annual revenues by another $1.5 billion through silver, zinc and copper production. Combining forces will also gave us the gold sector's best project and exploration pipelines in terms of 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 FEBRUARY 25, 2019 / 3:30PM, NEM - Newmont Mining Corp at BMO Capital Markets Global Metal and Mining Conference quality and depth. These prospects translate to the sector's largest reserve and resource base and an exceptional long-term leverage to the gold price. Equally important, we'll continue to have the financial flexibility we need to execute our capital priorities, deliver an industry-leading dividend and maintain an investment-grade balance sheet. We expect the transaction to close in the second quarter following our special stockholder meetings in April and receipt of all necessary regulatory approvals. And we're gratified to have received the Canadian Competition Bureau's clearance. In the meantime, we're working to ensure a smooth transition and integration process, leveraging our shared culture and values and focusing on effective change management for our people, are critical element for success. The on-grade assets, prospects and people, our value proposition rests on our proven strategy and track record. Newmont is known for superior operational execution. We expect to generate $100 million in annual pretax synergies through G&A savings and a streamlined supply chain, right off the bat. As we introduce our full potential continuous improvement program at Goldcorp's operations, we expect to achieve another $165 million in annual improvements. As background, this program has delivered sustainable cost and productivity improvements of more than $75 per ounce at Newmont's operations. Taken together, $265 million, these efforts hold the potential to deliver more than $2.5 billion in total value creation. Newmont is also known for superior project optimization and execution. We'll maximize value by executing projects when they meet our investment criteria and continue to apply our hurdle rate of 15% at a $1,200 gold price. This is the approach we've taken to deliver 10 projects on 4 continents, on time and on budget over the last 6 years. Newmont is known for its proprietary exploration technology, and we expect to apply our technology and approach to Goldcorp's exploration portfolio, and it will unlock significant value, much as we've been able to do at our Tanami and Ahafo operations, for example. Finally, Newmont is known for its success in optimizing its portfolio. We'll bring the same rigorous process to weigh each operation and project based on its value and risk to determine which best fit our portfolio. That said, this will be a considered process, and our transaction is not driven by a burning need to sell assets. As I've mentioned, we expect to close the deal in the second quarter, provide an update to our 2019 guidance shortly thereafter and present longer-term guidance at our Investor Day later this year. We're excited about this combination and the potential it holds for our teams, investors and stakeholders. Turning to Slide 8 for a look at how we got here. We began the process of transforming our business 6 years ago. The first part of that transformation was to optimize our portfolio. We generated $2.8 billion by monetizing noncore assets, starting with Midas in 2014 and exiting PTNNT in Indonesia in 2016. We also fine-tuned our operations, realizing more than $2 billion in cost and efficiency improvements through our Full Potential program. The second part of the transformation was to fund profitable growth. We've built new mines and expansions on 4 continents, starting with Akyem in 2013, Merian and Long Canyon in 2015, expanding our world-class Tanami asset in 2017 and adding lower cost production at Northwest Exodus, Twin Creeks and Subika Underground in 2018. We also completed the value accretive acquisition of Cripple Creek & Victor in 2015 and announced the partnership with Teck Resources to develop Galore Creek in 2018. Taken together, we've added more than 2 million ounces of gold production at all-in sustaining cost of about $750 per ounce. Finally, we continue to invest in exploration across the cycle. The third part of our transformation was to lead the gold sector in both profitability and responsibility. We've lowered our net debt by 83% since 2013 to less than $900 million and reduced our net debt-to-EBITDA ratio to 0.3x. And in 2018, we returned about $400 million to shareholders, achieving an industry-leading dividend and reflecting confidence in our ongoing ability to generate superior returns, while investing in profitable growth. Finally, we've been repeatedly recognized as the mining sector leader in sustainability, management, diversity and inclusion. Taking a closer look at last year's performance on Slide 9. Newmont led the gold sector and value creation in 2018, on the back of exceptional operational performance. Our injury rates are down 56% since 2012, but this performance was overshadowed by the deaths of 7 colleagues last year. While, we'll never fully recover from those losses, we've made every effort to learn from them, to strengthen our controls and to share our lessons across the mining industry. We continued our steady trajectory of cost and efficiency improvements in 2018 and leveraged our Full Potential Program to more than offset inflation and the impacts of geotechnical challenges and stripping campaigns. All told, we delivered 5.1 million attributable ounces of gold at all-in sustaining costs of $909 per ounce, favorable to our guidance. Superior operational execution also rests on the standards we set and the values that we uphold. In 2018, we strengthened our long-term approach to tailings management. We have 26 tailing facilities in which we safely place more than 100 million tons of tailings every year guided by strict standards for building, managing and monitoring those facilities. These include daily inspections to confirm water management and parameters and geotechnical sustainability, special inspections following triggering events identified for each facility, monthly leadership reviews of tailings dam health and critical controls and annual inspections by independent technical experts or technical review boards at sites with higher risk. We also actively support raising standards for tailings management across the mining industry. Within the gold sector, we've been able to raise standards for how we manage cyanide and incorporation 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. 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Client Id: 77 FEBRUARY 25, 2019 / 3:30PM, NEM - Newmont Mining Corp at BMO Capital Markets Global Metal and Mining Conference with governments and civil society, through the International Cyanide Management Institute. I propose that we take a similar approach to raising standards for tailings mismanagement across the mining industry and protecting the people who work at and live near our mines, on all 4 continents. Turning to Slide 10. Newmont's portfolio is based in 4 regions, where we have the stability and the proven operating model we need to create value over time. One of the most attractive aspects of our combination with Goldcorp is the overlap of our portfolios and favorable operating jurisdictions. Specifically, in the Americas, our position will be strengthened by the addition of Goldcorp's 4 operating mines in Canada, 2 of which I visited earlier this month. And 3 operating mines and 2 joint ventures in Argentina, Chile, the Dominican Republic and Mexico, which I look forward to visiting soon. Taken together, our assets will establish Newmont-Goldcorp as the world's leading gold producer with 90% of our reserves based in the Americas and Australia. We are targeting sustainable production of 6 million to 7 million ounces of gold per year, and we expect our cornerstone assets, shown here in dark blue, to generate about 75% of that production. We've also identified assets that represent optimization potential. As always, we'll start by looking at what we can do to improve performance of these operations. One of our best success stories is Tanami, where we've lowered cost by 65% and increased production by more than 130% since 2012. And we'll continue to base decisions to sell assets on the same value and risk basis. For value, we look at net present value, the rate of return, position on the cost curve and mine life. And for risk, we look at both the technical and the social political risk. Wrapping it all up, the factors that differentiate Newmont's ability to make the most of this combined portfolio include: our existing global footprint in stable jurisdictions; our financial flexibility, which lets us invest in our most promising options; our technical and exploration expertise, which allows us to develop profitable operations in a broad range of gold districts; and the environmental, social and governance performance that underpins our undergoing --ongoing license to operate. Another source of competitive differentiation is our Full Potential continuous improvement program. Turning to Slide 11. Newmont has delivered more than $2 billion in sustainable cost and efficiency improvements through its Full Potential Program since 2013. It's also worth noting that we've outperformed our targets for each of the past 6 years. The program focuses on strengthening technical fundamentals and using consistent metrics to benchmark and track our performance. Sites own the process and the results and are committed to sharing lessons and replicating best practices across our portfolio. To give you a couple of examples, at Tanami, we increased paced backfill rates from 1.65 million tons to 2.4 million tons per year by improving operator training, distribution planning and process controls. This was key to debottlenecking the mine and providing more consisting throughput and delivering a 30% increase ore mined and milled. At Boddington, we focused on reducing mill time to improve utilization by improving critical path maintenance activities, decreasing annual shutdowns from 4 to 3 per year along with other plant improvements, we were able to increase mill throughput by 20%. And to lower our cost to the degree that we achieved a 10% increase in reserves and resources. The Full Potential Program is constantly evolving. And we expect to achieve our next tranche of improvements by investing in fit-for-purpose technology. Technology is now being harnessed to improve safety, optimize how we mine and process ore, improve process control systems and monitor mobile equipment health from a centralized base. We also expect to achieve, at least, $165 million in annual cost and efficiency improvements as Goldcorp assets, once the portfolio is ramped up. Running our operations at peak efficiency gives us the means to invest in the next-generation of production. Turning to Slide 12. Newmont has a solid track record of optimizing, sequencing and executing profitable projects. The projects shown here are expected to generate an average internal rate of return above 30% at a flat $1,200 gold price. We built our 2 newest mines, Merian and Long Canyon, on time and 20% below budget. In 2017, we reached commercial production at our Tanami expansion and in 2018, we completed 3 profitable expansions, including Twin Underground and Northwest Exodus, which extend mine life and add lower cost production in Nevada. And the Subika Underground, which adds higher grade, lower cost production at Ahafo in Ghana. We are currently executing 3 projects that will be completed before the end of 2019. In South America, we're extending oxide production through our Quecher Main project, where we reached first gold in December. In Africa, we're progressing the Ahafo Mill Expansion, which together with Subika Underground, will extend profitable production until at least 2029. Finally in Australia, our Tanami Power project drew a lower cost in emissions, while facilitating future growth is nearing completion. I'll also point out that these projects generate an average internal rate of return above 15% at a $1,000 flat gold price. Looking to our combined project pipeline on Slide 13. Newmont-Goldcorp will have the most robust project pipeline in the gold industry, creating a foundation for steady production and cash flow for decades to come. This pipeline gives us significant flexibility, and we'll continue to advance only those projects that meet our minimum hurdle rate of 15% at a $1,200 gold price. The depth of this pipeline also allows us to optimize and sequence projects to ensure that capital is deployed effectively and efficiently based on value and risk. We plan to incorporate Goldcorp's assets and projects into our strategic planning process, and we'll work to optimize the pipeline as the year progresses. Our initial review of potential 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 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Client Id: 77 FEBRUARY 25, 2019 / 3:30PM, NEM - Newmont Mining Corp at BMO Capital Markets Global Metal and Mining Conference project resequencing, allows us to constantly target sustainable and profitable production of between 6 million and 7 million ounces of gold per year with an average attributable development capital spend of about $800 million over the next 5 years. Turning to exploration on Slide 14. Combining with Goldcorp gives us the world's largest gold reserve and resource base and the highest reserves per share in the gold sector. Our joint exploration portfolio will include more than 40 strategic investments covering near-mine and greenfield opportunities in favorable operating jurisdictions. Newmont was one of the few gold companies that continued to invest in exploration across the cycle, and we've been working to grow our reserves and resources to fill our longer-term project pipeline. We will continue to pursue our highest value exploration prospects at about 75% of our exploration suspend dedicated to near-mine expansions and the remainder allocated to greenfield projects. Goldcorp has also worked to develop a world-class exploration pipeline to support future development. Their approach has been to invest in high quality exploration companies, establishing near-mine and greenfield prospects in highly prospective gold districts. As with all our assets, we expect to weigh ongoing exploration investment on a value and risk basis and to make maintaining a world-class exploration program and footprint a priority for Newmont Goldcorp. Putting it altogether, on Slide 15. Newmont has a winning strategy and a track record for delivering superior value. We will apply the same strategy and leverage our complementary strengths to build the world's leading gold business through our combination with Goldcorp. That strategy rests on 3 pillars. The first pillar is to deliver superior operational execution. We will do this by continuing to improve safety, efficiency and sustainability at our operations. And by reliably producing between 6 million and 7 million ounces of gold per year at competitive costs. The second pillar is to sustain a global portfolio of long-life assets. We'll do this by continuing to optimize and develop our best projects and exploration prospects and by maintaining the sector's highest quality reserves and resource base. The third pillar is to lead the gold sector in profitability and responsibility. We'll do this by continuing to deliver industry-leading returns and investing in the future and by setting the standard for leading environmental, social and governance performance. It is an exciting time for all of us at Newmont and Goldcorp. Gold fundamentals have improved over the last year. We have positioned our combined business for success across the cycles and over the longer term. And we have an unparalleled opportunity to create superior long-term value and to contribute to the common good. And keeping with our investor's expectations. Thank you for your time, and I'd like to open up the floor for questions. QUESTIONS AND ANSWERS Andrew Kaip - BMO Capital Markets Equity Research - MD of Mining ,Equity Research & Precious Metals Mining Analyst Thank you, Gary. We have time for one question. If there's a question from the audience? Gary J. Goldberg - Newmont Mining Corporation - CEO & Director That's unusual. Andrew Kaip - BMO Capital Markets Equity Research - MD of Mining ,Equity Research & Precious Metals Mining Analyst At least one. Is there anybody that would like to ask a question? We've got one here in the front, please? Unidentified Analyst Gary, I think you've done a great job over the last few years, and I think the consensus is the same. Given what's happening now, if the board asked you, would you consider staying longer? 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 FEBRUARY 25, 2019 / 3:30PM, NEM - Newmont Mining Corp at BMO Capital Markets Global Metal and Mining Conference Gary J. Goldberg - Newmont Mining Corporation - CEO & Director Great question. And I'm pleased with the quality of the team that we put in place at Newmont over the last 6, 7 years that I've been there. We've got a quality team, Tom Palmer, is my designated successor. The fact that we've got the depth of leadership across the business puts us in a great position. I think we sit in a good place with Tom to take over. And I'm there to give him my full support and give the board the full support and do what they'd like to do and what the team needs to make this a success, the Goldcorp acquisition and to continue to get us positioned to continue into the future. That's it? Andrew Kaip - BMO Capital Markets Equity Research - MD of Mining ,Equity Research & Precious Metals Mining Analyst We've got a bit --we've got more time if you want. Gary J. Goldberg - Newmont Mining Corporation - CEO & Director One more? Andrew Kaip - BMO Capital Markets Equity Research - MD of Mining ,Equity Research & Precious Metals Mining Analyst We've got the opportunity for another question from the audience, please? We've got one ways back there. Hand up. Gary J. Goldberg - Newmont Mining Corporation - CEO & Director And it's not Victor. Unidentified Analyst I don't know if it's --it is me, okay. The synergy number that you're talking about with the Goldcorp deal was smaller than the number that was talked about this morning with Barrick. I just wanted to see if you can comment on the comparability and whether the 7 should be --is a realistic number? Gary J. Goldberg - Newmont Mining Corporation - CEO & Director Well, I think, a couple of things. First, our number of $265 million in annual savings translates to $2.5 billion. That we've done deep diligence on, we understand and it makes sense. In terms of what I've just proposed to work with the team in Barrick and Nevada and capture those synergies, that's something we can also do at the same time. So it's not lost in the process of doing this transaction with Goldcorp. We look forward to the opportunity, should the party in Nevada want to work with us to work to deliver those. This has been something that's been on the table since I joined Newmont, it's something I've seen since I first visited Barrick's operations back in the early 1990s. Clearly, we couldn't do it back in 2014 and come to a way. I was hopeful that Mark coming in, sitting down miner to miner rather than lawyer and finance person would be an opportunity to deliver that. That's been put in question this morning, whether they really want to truly pursue something that makes sense for our shareholders. So that's where I stand. Andrew Kaip - BMO Capital Markets Equity Research - MD of Mining ,Equity Research & Precious Metals Mining Analyst All right. Thank you very much, Gary. 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 FEBRUARY 25, 2019 / 3:30PM, NEM - Newmont Mining Corp at BMO Capital Markets Global Metal and Mining Conference Gary J. Goldberg - Newmont Mining Corporation - CEO & Director Thank you. 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. DISCLAIMER Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2019, Thomson Reuters. All Rights Reserved.

Cautionary Statement Regarding Forward-Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this release may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies, value creation and synergies; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average Internal Rate of Return, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to shareholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; and (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; and (xiv) estimates of future closure costs and liabilities. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including without limitation receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to Newmont and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont common stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this release or made by Goldcorp outside of this release. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this release or made by Newmont outside of this release. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional information about the proposed transaction and where to find it

This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This release is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement relating to a special meeting of its stockholders with the SEC. Additionally, the Company will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement will be mailed to the Company’s stockholders. Stockholders of the Company will be able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp will be available free of charge at the SEC’s website at www.sec.gov.

Participants in the proposed transaction solicitation

The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the proxy statement filed with the SEC relating to the transaction when it becomes available. Additional information concerning Goldcorp’s executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.